Lazard Global Total Return and Income Fund, Inc.

Third Quarter Report

September 30, 2014

Lazard Global Total Return and Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the quarter ended September 30, 2014. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the third quarter of 2014, the Fund’s net asset value (“NAV”) performance underperformed its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”), and performance for the year-to-date and the one-year periods ended September 30, 2014 were also below that of the Index. However, we are pleased with LGI’s favorable NAV performance over the ten-year period as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2014)

For the third quarter of 2014, the Fund’s NAV returned -4.4%, underperforming the Index return of -2.2%. The Fund’s NAV return of 0.5% for the year-to-date also underperformed the Index gain of 3.9%. The Fund’s NAV performance underperformed the Index for the one, three and five-year periods, but has outperformed over longer time periods and since inception. Shares of LGI ended the third quarter of 2014 with a market price of $17.40, representing an 8.95% discount to the Fund’s NAV of $19.11.

The Fund’s net assets were $183.5 million as of September 30, 2014, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $257.0 million, representing a 28.6% leverage rate. This leverage rate is higher than that at the end of the second quarter of 2014 (25.7%), and below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection within France and Switzerland contributed to performance in the third quarter. In contrast, an overweight exposure to the energy sector and stock selection in the US and within the consumer discretionary and health care sectors detracted from performance for the quarter.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was weak in the third quarter and has been a negative contributor to performance for the year-to-date as well. It has, however, contributed positively to performance over longer time-periods and since inception.

As of September 30, 2014, 73.7% of the Fund’s total leveraged assets consisted of global equities, 24.6% consisted of emerging market currency and debt instruments, and 1.7% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share of $0.10386 represents a distribution yield of 7.2% based on the Fund’s $17.40 market price as of the close of trading on the NYSE on September 30, 2014. It is currently estimated that $0.6450 of the $0.9347 distributed per share year-to-date through September 30, 2014 may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio

(73.7% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Citigroup, a US-based financial services company; Canon, a Japanese manufacturer and distributor of network digital multifunction devices, copying machines, printers and cameras; and Total, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of September 30, 2014, 51.2% of these stocks were based in North America, 26.2% were based in continental Europe (not including the United Kingdom), 12.9% were from the United Kingdom, 5.6% were from Japan, 3.6% were from the rest of Asia (not including Japan), and 0.5% were from the Middle East. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2014, were financials (17.3%), which includes banks, diversified financials, insurance, and real estate; and information technology (17.1%), which includes software and services, semiconductors and semiconductor equipment, and technology hardware and equipment. Other sectors in the portfolio include consumer discretionary, consumer staples, health care, industrials, energy, materials, and telecom services. The average dividend yield on the securities held in the global equity portfolio was approximately 2.9% as of September 30, 2014.

Global Equity Markets Review

Global markets fell during the quarter due to ongoing geopolitical turmoil and uncertainty about Chinese and European economic growth. However, in the United States, the underlying foundations of the economic recovery continued to improve. Deleveraging resumed with debt-to-GDP ratios improved for the private and public sector, and household assets and consumer net worth continued to rise. Also during the quarter, the real GDP growth rate of 4.6% was revised up from 4.2%, clearly demonstrating that the first quarter negative GDP figures were largely related to weather and statistical challenges in assessing the implications of the Affordable Care Act. Markets became increasingly volatile in September after China’s financial minister announced that the government was unlikely to pursue any additional economic stimulus despite a spate of weak economic readings, heightening concerns that the country might not reach its growth targets for the year. In Europe, markets rose in local currency after the European Central Bank announced a number of measures designed to stimulate inflation and economic growth. Japanese markets rose in local currency after a report showed that the country’s economy contracted at an annual rate of -6.8% in the second quarter, as the disappointing data spurred speculation that the government would be increasingly likely to take additional stimulus measures.

What Helped and What Hurt LGI

Stock selection within France and Switzerland contributed positively to performance in the third quarter. Sanofi, a multinational pharmaceutical company headquartered in France, reported second-quarter earnings that were better than expected. Earnings were driven by strong results from the diabetes, consumer health, and Genzyme divisions. An overweight position in the information technology sector also contributed to performance. Shares of semiconductor manufacturer Intel rose after the company reported better-than-expected quarterly results and management issued encouraging guidance for the current quarter, driven by strong revenues in its personal computer and data center segments. We continue to hold Intel as we believe the

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

company has substantial intellectual property, economies of scale, and resources to drive cost reductions, which should give it favorable positioning in networking, smartphones, and tablets. Also in the information technology sector, shares of networking equipment maker Cisco Systems rose after the company reported solid quarterly results, led by strong performance in developed markets. We continue to hold Cisco as we believe it should benefit from an improving backlog and new product introductions, and we expect the company to more aggressively deploy capital to shareholders going forward. In contrast, stock selection within the US and an overweight position in the energy sector detracted from performance. Shares of oil and petrochemicals company BP fell after a federal judge ruled that the company acted with gross negligence in its role in the 2010 Gulf of Mexico oil spill, which may result in significant additional penalties for the company. While we were surprised by the outcome, we continue to believe that BP is attractively valued relative to the risks from potential oil spill liabilities. Stock selection in the consumer discretionary and health care sectors also hurt returns. Shares of mass media company Viacom fell amid investor concerns that the current pay-TV ecosystem is deteriorating. We hold Viacom as we believe the company will benefit from an acceleration in advertising revenues while continuing to return capital to shareholders, and that valuation is attractive at current levels. GlaxoSmithKline was weak during the period as second-quarter revenues were below estimates. The shortfall was driven by weak sales of the key-drug Advair, which is used to prevent asthma.

Emerging Market Currency and Debt Portfolio

(24.6% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of September 30, 2014, this portfolio consisted of forward currency contracts (77.6%) and sovereign debt obligations (22.4%). The average duration of the emerging market currency and debt portfolio increased relative to the second quarter of 2014, with the third-quarter distribution at approximately 10 months, while the average yield increased from 4.7%2 at the end of June 30, 2014 to 5.1% on September 30, 2014.

Emerging Market Currency and Debt Market Review

Following a solid second quarter of steady, positive performance, the local currency and debt portfolio had a difficult third quarter. A majority of the weakness occurred during September, when the dollar strengthened against nearly every emerging- and developed-market currency around the world. During the quarter, currencies in Russia, Brazil, Chile, Colombia, and several emerging European countries declined by between 6% and 12%, while currencies in a few frontier markets and China performed well.

What Helped and What Hurt LGI

Top contributors for the third quarter included Zambia and Kazakhstan, while select positioning elsewhere marginally helped performance. In Zambia, the money-market return exceeded 4% due to the central bank’s commitment to a tight monetary stance (20% interbank rates) which resulted in kwacha stability. Kazakh non-deliverable forwards returned 2%, benefiting from 7% to 10% implied yields and a modest tenge recovery since the currency was devalued by nearly 20% in February. The Fund’s euro and yen hedges, against correlated emerging market longs limited portfolio losses from the US dollar’s rapid gain. Security selection in five-year Indonesia government debt, seven- to ten-year Romanian local debt, and short-end Turkish inflation-linked bonds materially outperformed their respective money markets, thereby limiting losses in those country exposures. No or limited exposure to capital markets in Singapore, Taiwan, South Africa, and northern Africa money markets helped preserve capital.

Conversely, the US dollar’s sharp rise versus nearly all global currencies detracted, although most emerging market losses were far smaller than what was seen in the developed markets (i.e., euro, yen, pound, Canadian dollar). Russian ruble non-deliverable for-

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

wards exposure, albeit greatly reduced given soft sanctions and accelerating private sector currency demand, still detracted despite near 10% money market yields as the pace of demand overwhelmed the supply emanating from the country’s current-account surplus and central bank interventions. Latin American money markets declined between 2.8% and 8% during the quarter, as sharp local currency losses overwhelmed the local yields and central bank interventions. Brazilian capital markets were impacted the most by a large swing in pre-electoral polls which suggested a rising probability of Dilma Rousseff’s re-election. Colombia and Mexico felt the pain from the sharp oil price decline. Lastly, the Chilean peso depreciated on soft economic activity data and three consecutive interest-rate cuts, despite optimistic signs of economic rebalancing evidenced in a shrinking current-account deficit following the peso’s near 30% decline over the past 1.5 years.

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of September 30, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns*
Periods Ended September 30, 2014
(unaudited)
	One	Five	Ten
	Year	Years	Years
Market Price	11.28%	11.94%	7.76%
Net Asset Value	7.68%	9.68%	7.25%
MSCI World Index	12.20%	10.86%	7.12%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings September 30, 2014 (unaudited)

		Percentage of
Security	Value	Net Assets
Novartis AG ADR	$7,426,857	4.0%
Apple, Inc.	7,123,025	3.9
HSBC Holdings PLC Sponsored ADR	6,329,421	3.4
Honeywell International, Inc.	6,024,864	3.3
Sanofi SA ADR	5,936,436	3.2
Mitsubishi UFJ Financial Group, Inc. ADR	5,895,549	3.2
Halliburton Co.	5,799,449	3.2
Comcast Corp., Class A	5,677,420	3.1
Cisco Systems, Inc.	5,547,468	3.0
Citigroup, Inc.	5,513,648	3.0

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

September 30, 2014 (unaudited)

Description	Shares	Value
Common Stocks—103.3%

Australia—1.2%
BHP Billiton, Ltd. Sponsored ADR	38,500	$2,266,880
Denmark—2.7%
Novo Nordisk A/S Sponsored ADR	105,000	5,000,100
Finland—1.4%
Sampo Oyj, A Shares ADR	109,500	2,643,330
France—6.5%
GDF Suez Sponsored ADR	75,981	1,905,224
Sanofi SA ADR	105,200	5,936,436
Total SA Sponsored ADR	64,000	4,124,800
		11,966,460
Germany—4.8%
Bayerische Motoren Werke AG ADR	124,900	4,521,380
SAP AG Sponsored ADR	59,300	4,279,088
		8,800,468
Israel—0.6%
Israel Chemicals, Ltd. ADR	140,700	1,000,377
Italy—1.9%
Eni SpA Sponsored ADR	74,250	3,508,312
Japan—5.8%
Canon, Inc. Sponsored ADR	44,700	1,456,773
Mitsubishi UFJ Financial Group, Inc. ADR	1,050,900	5,895,549
Sumitomo Mitsui Financial Group, Inc. Sponsored ADR	393,600	3,227,520
		10,579,842
Singapore—2.5%
Singapore Telecommunications, Ltd. ADR	151,100	4,514,868
Sweden—2.6%
Assa Abloy AB ADR	187,100	4,800,050
Switzerland—7.0%
Novartis AG ADR	78,900	7,426,857
UBS AG	154,572	2,684,916
Zurich Insurance Group AG ADR	92,500	2,757,092
		12,868,865
United Kingdom—13.4%
BP PLC Sponsored ADR	102,155	4,489,712
British American Tobacco PLC
Sponsored ADR	37,700	4,263,116
GlaxoSmithKline PLC Sponsored ADR	80,200	3,686,794
HSBC Holdings PLC Sponsored ADR	124,399	6,329,421
Unilever PLC Sponsored ADR	99,100	4,152,290
Wm Morrison Supermarkets PLC ADR	120,300	1,646,306
		24,567,639
United States—52.9%
American Express Co.	43,800	3,834,252
Apple, Inc.	70,700	7,123,025
Chevron Corp.	46,000	5,488,720
Cisco Systems, Inc.	220,400	5,547,468
Citigroup, Inc.	106,400	5,513,648
Comcast Corp., Class A	106,120	5,677,420
ConocoPhillips	53,100	4,063,212
Emerson Electric Co.	67,600	4,230,408
Halliburton Co.	89,900	5,799,449
Honeywell International, Inc.	64,700	6,024,864
Intel Corp.	157,500	5,484,150
International Business Machines Corp.	24,460	4,643,242
Joy Global, Inc.	66,400	3,621,456
Merck & Co., Inc.	75,300	4,463,784
Oracle Corp.	100,440	3,844,843
PepsiCo, Inc.	41,100	3,825,999
Pfizer, Inc.	149,766	4,428,581
United Technologies Corp.	47,200	4,984,320
Viacom, Inc., Class B	46,800	3,600,792
Wal-Mart Stores, Inc.	62,800	4,802,316
		97,001,949
Total Common Stocks
(Identified cost $157,107,396)		189,519,140

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2014 (unaudited)

	Principal
	Amount
Description	(000) (a)	Value
Foreign Government Obligations—8.9%
Brazil—0.7%
Brazil NTN-B:
6.00%, 08/15/16	503	$514,056
6.00%, 08/15/18	850	864,209
		1,378,265

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	305,000	161,001

Indonesia—0.9%
Indonesia Government Bond,
7.875%, 04/15/19	21,600,000	1,747,854

Israel—0.9%
Israel Government Bond–Galil,
5.00%, 04/30/15	4,320	1,605,050

Mexico—1.6%
Mexican Bonos:
9.50%, 12/18/14	16,100	1,215,239
4.75%, 06/14/18	15,200	1,124,122
Mexico Cetes,
0.00%, 12/11/14	84,000	621,808
		2,961,169

Romania—2.7%
Romania Government Bonds:
5.95%, 06/11/21	9,050	2,888,663
5.85%, 04/26/23	6,620	2,111,887
		5,000,550

Turkey—0.9%
Turkey Government Bond,
4.50%, 02/11/15	3,536	1,566,810
Uganda—0.6%
Uganda Government Bond,
12.875%, 05/19/16	1,224,300	459,046
Uganda Treasury Bills:
0.00%, 03/19/15	381,300	135,975
0.00%, 09/03/15	1,004,000	339,538
0.00%, 09/17/15	567,600	190,180
		1,124,739
Uruguay—0.3%
Republica Orient Uruguay,
5.00%, 09/14/18	11,036	483,263
Zambia—0.2%
Zambia Treasury Bill,
0.00%, 06/15/15	2,700	379,481
Total Foreign Government Obligations
(Identified cost $17,203,674)		16,408,182

Description	Shares	Value
Short-Term Investment—2.2%
State Street Institutional Treasury
Money Market Fund
(Identified cost $4,006,507)	4,006,507	$4,006,507
Total Investments—114.4%
(Identified cost $178,317,577) (b), (c)		$209,933,829
Liabilities in Excess of Cash
and Other Assets—(14.4)%		(26,416,414)
Net Assets—100.0%		$183,517,415

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2014 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
AMD	JPM	10/28/14	189,302,400	$432,000	$462,086	$30,086	$—
AMD	JPM	02/18/15	195,657,000	462,000	467,514	5,514	—
BRL	BRC	10/02/14	1,903,628	776,674	777,705	1,031	—
BRL	CIT	10/02/14	4,963,339	2,189,000	2,027,715	—	161,285
BRL	CIT	11/04/14	3,108,716	1,252,000	1,258,795	6,795	—
CLP	CIT	10/27/14	184,540,450	315,076	307,862	—	7,214
CLP	UBS	10/27/14	561,184,800	957,000	936,205	—	20,795
CLP	UBS	11/17/14	935,239,850	1,577,000	1,557,450	—	19,550
CNH	BRC	02/26/15	6,075,225	975,000	972,508	—	2,492
CNH	HSB	10/14/14	5,548,749	896,000	897,102	1,102	—
CNH	HSB	11/18/14	5,766,284	932,000	929,622	—	2,378
CNH	HSB	03/03/15	5,935,545	953,808	949,837	—	3,971
CNY	SCB	10/08/14	5,849,078	945,000	952,611	7,611	—
CNY	SCB	11/10/14	11,333,812	1,836,625	1,840,531	3,906	—
CNY	SCB	12/08/14	5,791,810	940,000	938,553	—	1,447
COP	SCB	10/16/14	3,756,270,400	1,888,000	1,852,915	—	35,085
COP	SCB	10/22/14	1,503,123,900	789,000	741,121	—	47,879
CZK	JPM	10/07/14	21,194,934	999,000	973,816	—	25,184
CZK	JPM	10/07/14	37,694,938	1,878,875	1,731,920	—	146,955
EUR	JPM	10/10/14	742,000	960,853	937,232	—	23,621
EUR	JPM	10/24/14	629,000	814,918	794,571	—	20,347
EUR	JPM	10/24/14	1,247,818	1,648,000	1,576,281	—	71,719
EUR	JPM	10/24/14	2,247,000	2,910,155	2,838,476	—	71,679
EUR	JPM	11/19/14	277,295	379,339	350,352	—	28,987
HUF	BNP	10/08/14	334,769,710	1,409,675	1,360,529	—	49,146
HUF	JPM	11/12/14	124,079,191	507,419	503,907	—	3,512
HUF	UBS	10/20/14	222,482,340	954,000	903,957	—	50,043
IDR	JPM	10/07/14	3,813,009,750	323,548	312,664	—	10,884
IDR	JPM	10/31/14	10,293,030,000	843,000	840,634	—	2,366
IDR	SCB	10/07/14	14,496,120,000	1,202,000	1,188,671	—	13,329
IDR	SCB	12/04/14	11,676,150,000	961,000	947,952	—	13,048
ILS	CIT	11/10/14	3,489,893	977,000	947,812	—	29,188
ILS	JPM	10/08/14	3,218,281	897,870	873,857	—	24,013
ILS	UBS	10/17/14	3,499,573	965,000	950,276	—	14,724
INR	BRC	11/21/14	49,039,410	797,000	785,460	—	11,540
INR	JPM	10/22/14	134,156,265	2,183,000	2,163,096	—	19,904

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2014 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
INR	JPM	01/27/15	61,272,100	$995,000	$967,908	$—	$27,092
INR	SCB	01/12/15	40,211,740	653,000	637,253	—	15,747
KRW	CIT	11/26/14	1,046,702,910	1,023,000	989,517	—	33,483
KRW	JPM	11/24/14	1,487,211,800	1,424,491	1,406,074	—	18,417
KRW	UBS	10/22/14	1,860,677,000	1,820,000	1,761,640	—	58,360
KWD	BNP	08/06/15	291,676	1,017,000	1,002,651	—	14,349
KWD	CIT	08/18/15	241,629	842,000	830,315	—	11,685
KZT	CIT	11/14/14	95,691,000	501,000	521,874	20,874	—
KZT	CIT	02/13/15	112,132,000	578,000	601,731	23,731	—
KZT	CIT	06/11/15	47,706,010	251,481	250,838	—	643
KZT	CIT	06/12/15	108,679,000	572,899	571,349	—	1,550
KZT	HSB	02/17/15	51,544,200	271,000	276,368	5,368	—
KZT	JPM	05/18/15	59,251,000	307,000	312,647	5,647	—
MXN	CIT	10/15/14	27,354,433	2,059,000	2,034,893	—	24,107
MYR	HSB	10/17/14	3,116,561	965,478	949,057	—	16,421
MYR	JPM	10/17/14	7,514,470	2,343,000	2,288,310	—	54,690
NGN	BRC	11/03/14	62,040,000	376,000	375,103	—	897
NGN	CIT	12/12/14	61,605,200	372,800	367,758	—	5,042
NGN	CIT	12/22/14	220,222,760	1,319,489	1,310,717	—	8,772
NGN	JPM	11/10/14	91,792,680	559,200	553,688	—	5,512
NGN	JPM	12/08/14	7,304,850	44,125	43,660	—	465
PEN	CIT	10/09/14	1,673,478	583,500	578,388	—	5,112
PEN	SCB	10/23/14	1,669,394	581,306	575,445	—	5,861
PEN	SCB	11/17/14	3,418,560	1,187,000	1,173,421	—	13,579
PHP	BRC	10/14/14	38,153,850	870,000	849,928	—	20,072
PHP	BRC	11/17/14	63,785,500	1,450,000	1,419,688	—	30,312
PHP	BRC	12/15/14	63,807,250	1,450,000	1,419,008	—	30,992
PLN	JPM	10/10/14	5,279,694	1,668,435	1,594,105	—	74,330
PLN	JPM	10/10/14	6,959,014	2,154,000	2,101,144	—	52,856
RSD	CIT	11/19/14	44,333,460	526,432	473,040	—	53,392
RSD	CIT	11/19/14	116,718,226	1,330,350	1,245,389	—	84,961
RSD	HSB	10/20/14	46,038,220	499,059	494,177	—	4,882
RUB	BRC	10/15/14	18,337,576	476,517	461,902	—	14,615
RUB	BRC	10/15/14	23,219,643	603,398	584,877	—	18,521
RUB	BRC	10/30/14	41,557,219	1,070,593	1,043,621	—	26,972
RUB	CIT	12/09/14	25,742,535	682,998	641,008	—	41,990
RUB	JPM	10/17/14	40,486,845	1,050,000	1,019,406	—	30,594

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2014 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
RUB	JPM	11/17/14	40,486,845	$1,039,657	$1,012,896	$—	$26,761
THB	SCB	10/22/14	44,173,020	1,383,000	1,361,028	—	21,972
THB	SCB	11/17/14	16,158,500	500,000	497,268	—	2,732
TRY	JPM	10/08/14	402,423	184,235	176,453	—	7,782
TRY	JPM	02/17/15	2,107,004	954,000	893,786	—	60,214
TWD	BRC	10/15/14	56,120,645	1,871,000	1,845,026	—	25,974
UGX	BRC	12/09/14	742,742,000	278,703	275,388	—	3,315
UGX	CIT	10/08/14	1,224,559,000	461,228	462,177	949	—
UGX	CIT	11/17/14	1,653,723,000	621,000	617,107	—	3,893
UYU	HSB	10/22/14	21,381,408	876,000	860,430	—	15,570
UYU	HSB	11/10/14	27,021,996	1,123,576	1,082,251	—	41,325
ZAR	BRC	10/06/14	6,358,252	589,169	563,168	—	26,001
ZAR	BRC	10/06/14	6,406,548	598,928	567,446	—	31,482
ZMW	CIT	11/24/14	10,653,795	1,489,000	1,656,889	167,889	—
Total Forward Currency Purchase Contracts				$86,175,882	$84,450,806	$280,503	$2,005,579

Forward Currency Sale Contracts open at September 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
BRL	BRC	10/02/14	1,903,628	$795,000	$777,705	$17,295	$—
BRL	CIT	10/02/14	1,903,628	776,674	777,705	—	1,031
BRL	CIT	10/02/14	3,059,711	1,243,280	1,250,010	—	6,730
CNY	SCB	10/08/14	5,849,078	950,606	952,611	—	2,005
CZK	JPM	10/07/14	18,846,525	878,000	865,917	12,083	—
EUR	BNP	10/24/14	4,047,351	5,451,357	5,112,732	338,625	—
EUR	BRC	11/19/14	385,000	517,435	486,434	31,001	—
EUR	CIT	11/19/14	372,500	526,432	470,641	55,791	—
EUR	CIT	11/19/14	977,540	1,330,350	1,235,087	95,263	—
EUR	HSB	10/20/14	386,000	499,059	487,594	11,465	—
EUR	JPM	10/07/14	1,375,000	1,878,875	1,736,750	142,125	—
EUR	JPM	10/24/14	776,000	1,000,357	980,266	20,091	—
EUR	JPM	10/24/14	1,207,000	1,621,899	1,524,718	97,181	—
EUR	JPM	10/24/14	1,277,000	1,649,710	1,613,143	36,567	—
IDR	JPM	10/07/14	11,160,206,942	950,210	915,129	35,081	—
ILS	CIT	05/04/15	3,038,855	862,086	827,876	34,210	—
JPY	CIT	11/12/14	215,183,645	2,017,000	1,962,554	54,446	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

September 30, 2014 (unaudited)

Forward Currency Sale Contracts open at September 30, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
JPY	SCB	10/23/14	281,986,448	$2,781,000	$2,571,472	$209,528	$—
KRW	CIT	10/22/14	1,016,493,100	973,000	962,389	10,611	—
KRW	JPM	10/22/14	998,359,800	951,000	945,221	5,779	—
MYR	JPM	10/17/14	1,612,416	494,000	491,014	2,986	—
PHP	JPM	10/14/14	21,563,230	481,000	480,350	650	—
PLN	JPM	10/10/14	3,126,169	960,852	943,888	16,964	—
RON	JPM	12/10/14	2,769,401	805,674	789,202	16,472	—
RON	JPM	12/10/14	7,664,700	2,246,000	2,184,224	61,776	—
RSD	JPM	11/19/14	33,025,800	379,340	352,387	26,953	—
RUB	BRC	10/15/14	41,557,219	1,073,830	1,046,779	27,051	—
RUB	BRC	10/30/14	36,125,190	927,000	907,207	19,793	—
RUB	JPM	10/17/14	40,486,845	1,046,442	1,019,406	27,036	—
TRY	JPM	02/11/15	1,980,342	868,000	841,329	26,671	—
TRY	JPM	02/17/15	15,579	7,036	6,608	428	—
TRY	JPM	02/17/15	929,093	416,447	394,119	22,328	—
TRY	JPM	02/17/15	1,162,332	522,772	493,058	29,714	—
UGX	SCB	10/08/14	862,455,144	328,242	325,510	2,732	—
UYU	CIT	10/22/14	3,901,020	158,000	156,985	1,015	—
ZAR	BRC	10/06/14	12,764,799	1,200,393	1,130,614	69,779	—
ZMW	JPM	11/24/14	3,630,082	571,486	564,554	6,932	—
Total Forward Currency Sale Contracts				$40,139,844	$38,583,188	1,566,422	9,766
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,846,925	$2,015,345

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

September 30, 2014 (unaudited)

Currency Abbreviations:
AMD	—	Armenian Dram	MXN	—	Mexican New Peso
BRL	—	Brazilian Real	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	NGN	—	Nigerian Naira
CNH	—	Yuan Renminbi	PEN	—	Peruvian New Sol
CNY	—	Chinese Renminbi	PHP	—	Philippine Peso
COP	—	Colombian Peso	PLN	—	Polish Zloty
CZK	—	Czech Koruna	RON	—	New Romanian Leu
EUR	—	Euro	RSD	—	Serbian Dinar
HUF	—	Hungarian Forint	RUB	—	Russian Ruble
IDR	—	Indonesian Rupiah	THB	—	Thai Baht
ILS	—	Israeli Shekel	TRY	—	New Turkish Lira
INR	—	Indian Rupee	TWD	—	New Taiwan Dollar
JPY	—	Japanese Yen	UGX	—	Ugandan Shilling
KRW	—	South Korean Won	UYU	—	Uruguayan Peso
KWD	—	Kuwaiti Dinar	ZAR	—	South African Rand
KZT	—	Kazakhstan Tenge	ZMW	—	Zambian Kwacha

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA
JPM	—	JPMorgan Chase Bank
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

September 30, 2014 (unaudited)

(a)	Principal amount denominated in respective country’s currency.

(b)	For federal income tax purposes, the aggregate cost was $178,317,577, aggregate gross unrealized appreciation was $45,490,734, aggregate gross unrealized depreciation was $13,874,482, and the net unrealized appreciation was $31,616,252.

(c)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B

Portfolio holdings by industry* (as a percentage of net assets):
Agriculture	0.5%
Alcohol & Tobacco	2.3
Automotive	2.5
Banking	8.4
Cable Television	3.1
Computer Software	4.4
Energy Exploration & Production	2.2
Energy Integrated	9.6
Energy Services	3.2
Financial Services	6.6
Food & Beverages	2.1
Gas Utilities	1.0
Household & Personal Products	2.3
Insurance	2.9
Leisure & Entertainment	2.0
Manufacturing	12.9
Metals & Mining	1.2
Pharmaceutical & Biotechnology	16.9
Retail	3.5
Semiconductors & Components	3.8
Technology Hardware	9.4
Telecommunications	2.5
Subtotal	103.3
Foreign Government Obligations	8.9
Short-Term Investment	2.2
Total Investments	114.4%

*	Industry classifications may be different than those used for compliance monitoring purposes.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments (continued)

September 30, 2014 (unaudited)

Valuation of Investments:

NAV per share is determined by State Street Bank and Trust Company for the Fund on each day the NYSE is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circum-

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments (concluded)

September 30, 2014 (unaudited)

stances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2014
Assets:
Common Stocks*	$189,519,140	$—	$—	$189,519,140
Foreign Government Obligations*	—	16,408,182	—	16,408,182
Short-Term Investment	4,006,507	—	—	4,006,507
Other Financial Instruments**
Forward Currency Contracts	—	1,846,925	—	1,846,925
Total	$193,525,647	$18,255,107	$—	$211,780,754
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(2,015,345)	$—	$(2,015,345)

*	Please refer to Portfolio of Investments (page 7 through 8) and Notes to Portfolio of Investments (page 14) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2, or 3 during the period ended September 30, 2014.

For further information regarding security characteristics see Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years
Board of Directors:

Class I — Directors with Term Expiring in 2015
Independent Directors:

Leon M. Pollack (73)	Director	Private Investor

Robert M. Solmson (66)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:
Charles L. Carroll (53)(2)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2016
Independent Directors:

Kenneth S. Davidson (69)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Balestra Capital, Ltd., an investment manager, Senior Advisor (2012 – 2014)
Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (51)	Director	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Office of Council to the President, The White House, Associate Counsel to the President (2009)

Class III — Directors with Term Expiring in 2017
Independent Director:

Richard Reiss, Jr. (70)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years
Interested Directors:

Ashish Bhutani (54)(2)	Director	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

Franci J. Blassberg (60)(2)	Director	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)
Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

(1)	Each Director also serves as a director for each of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(2)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager. Ms. Blassberg is an “interested person” (as defined in the 1940 Act) of the Fund, until January 1, 2015, as a result of her former position as a Partner of Debevoise & Plimpton LLP, which provides legal services to the Investment Manager. Ms. Blassberg was not involved in this representation.

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During the Past Five Years
Officers(2):

Nathan A. Paul (41)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer	Director of the Investment Manager (since September 2014)
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (39)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds. Messrs. Paul and Anderson and Ms. Goldstein serve as officers of Lazard Alternative Strategies 1099 Fund.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.

P.O. Box 43010

Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

This report is intended only for the information of
stockholders of Lazard Global Total Return and
Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza •
New York, NY 10112 • www.lazardnet.com